UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2016

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2016, Transgenomic, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which, on January 8, 2016, the Company sold to the Investors, and the Investors purchased from the Company (the “Offering”), an aggregate of approximately $2.2 million of units (the “Units”) consisting of (1) an aggregate of 2,365,243 shares (the “A-1 Preferred Shares”) of Series A-1 Convertible Preferred Stock, par value $0.01 per share, of the Company (the “A-1 Preferred”), and (2) warrants (the “Warrants”) to purchase up to an aggregate of 1,773,929 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Each Unit was sold to the Investors at a purchase price of $0.93 per Unit. The A-1 Preferred Shares are convertible into shares of Common Stock at an initial rate of 1-for-1, which conversion rate is subject to further adjustment as set forth in the Company’s Certificate of Designation of Series A-1 Convertible Preferred Stock, which was filed with the Secretary of State of the State of Delaware on January 8, 2016 (the “Series A-1 Certificate of Designation”). Pursuant to the terms of the Series A-1 Certificate of Designation, the holders of the A-1 Preferred Shares will generally be entitled to that number of votes as is equal to the product obtained by multiplying: (a) the number of whole shares of Common Stock into which the A-1 Preferred may be converted as of the record date of such vote or consent, by (b) 0.93, rounded down to the nearest whole number. Therefore, every 1.075269 shares of A-1 Preferred will generally initially be entitled to one vote.

The Warrants are immediately exercisable, have a term of five years and have an exercise price of $1.21 per share of Common Stock. Each Warrant includes both cash and “cashless exercise” features and an exchange feature whereby the holder of the Warrant may exchange (the “Exchange Right”) all or any portion of the Warrant for a number of shares of Common Stock equal to the quotient obtained by dividing the “Exchange Amount” by the closing bid price of the Common Stock on the second trading day prior to the date the Warrant is exchanged (the “Exchange Price”). Under the Warrants, the “Exchange Amount” is based upon a Black Scholes option pricing model, and the aggregate Exchange Amount under all of the Warrants will be $1,436,882, subject to adjustment to the extent that the risk-free U.S. Treasury rate fluctuates between the date of issuance of the Warrants and the date the Warrants are exchanged. Each Warrant provides that the number of shares that may be issued upon exercise of the Exchange Right is limited to the number of shares that may be purchased pursuant to the terms of the Warrant, unless the Company has previously obtained stockholder approval or approval from The Nasdaq Stock Market LLC to issue any additional shares of Common Stock (the “Additional Shares”) pursuant to the Exchange Right (the “Required Approvals”). For any Exchange Right exercised more than 90 days following the issuance of the Warrants, if the Company has not obtained either of the Required Approvals, the Company will be required to pay the Warrant holder an amount in cash for any Additional Shares that it cannot issue without the Required Approvals based on the Exchange Amount.

The Warrants further provide that, to the extent the closing bid price of the Common Stock on the second trading day prior to the date the Warrant is exchanged is less than $0.50, the Exchange Price will be deemed to be equal to $0.50, and, in addition to issuing shares of Common Stock based on this Exchange Price, the Company will be required to pay to the Warrant holder an amount in cash equal to the product obtained by multiplying (a) $0.50 minus the closing bid price of the Common Stock on the second trading day prior to the date the Warrant is exchanged, by (b) the aggregate number of shares of Common Stock issued to the Warrant holder by the Company in such exchange at an Exchange Price equal to $0.50. Therefore, if the Required Approvals are obtained, based on the Exchange Amount of $1,436,882 (which, as noted above, is subject to adjustment to the extent that the risk-free U.S. Treasury rate fluctuates between the date of the issuance of the Warrants and the date the Warrants are exchanged), the maximum number of shares of Common Stock issuable pursuant to the Exchange Right in the Warrants will be 2,873,765. In addition, if, for example, assuming an Exchange Amount of $1,436,882, the closing bid price of the Common Stock on the second trading day prior to the date the Warrants are exchanged is $0.25, the Company would be required to pay to the Warrant holders cash in an aggregate amount of $718,441 in addition to issuing the Warrant holders 2,873,765 shares.

In accordance with the terms of the Purchase Agreement, the Company amended that certain Series A Warrant to purchase up to an aggregate of 1,161,972 shares of Common Stock previously issued by the Company to an affiliate of one of the Investors on July 7, 2015 (the “Original Warrant”), as previously reported by the Company on its Amendment No. 1 to Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2015 (as so amended, the “Amended Warrant”). The Amended Warrant amends the Original Warrant to provide that the Amended Warrant is subject to the same terms and conditions as the Warrants and, therefore, includes both cash and “cashless exercise” features and an Exchange Right whereby the number of shares issuable pursuant to the Exchange Right is equal to the “Amended Warrant Exchange Amount”, which is based on a Black Scholes option pricing model, and will be $941,197, subject to adjustment to the extent that the risk-free U.S. treasury rate fluctuates between the date of issuance of the Amended Warrant and the date the Amended Warrant is exchanged. The Amended Warrant is exercisable for up to 1,161,972 shares of Common Stock in the event the Company has obtained either of the Required Approvals with respect to the Amended Warrant. In the event the Amended Warrant holder exercises the Amended Warrant more than 90 days following the issuance of the Amended Warrant, if the Company has not obtained either of the Required Approvals, the Company will be required to pay the Amended Warrant holder an amount in cash for the shares of Common Stock that the Company cannot issue under the Amended Warrant pursuant to such exercise without the Required Approvals based on the Amended Warrant Exchange Amount.

The Amended Warrant also provides that, to the extent the closing bid price of the Common Stock on the second trading day prior to the date the Amended Warrant is exchanged is less than $0.50, the Exchange Price will be deemed to be equal to $0.50, and, in addition to issuing shares of Common Stock based on this Exchange Price (assuming receipt of the Required Approvals), the Company will be required to pay to the Amended Warrant holder an amount in cash equal to the product obtained by multiplying (a) $0.50 minus the closing bid price of the Common Stock on the second trading day prior to the date the Amended Warrant is exchanged, by (b) the aggregate number of shares of Common Stock issued to the Amended Warrant holder by the Company in such exchange at an Exchange Price equal to $0.50. Therefore, if the Required Approvals are obtained, based on the Amended Warrant Exchange Amount of $941,197 (which, as noted above, is subject to adjustment to the extent that the risk-free U.S. Treasury rate fluctuates between the issuance of the Amended Warrant and the date the Amended Warrant is exchanged), the maximum number of shares of Common Stock issuable pursuant to the Exchange Right in the Amended Warrant will be 1,882,395. In addition, if, for example, assuming an Amended Warrant Exchange Amount of $941,197, the closing bid price of the Common Stock on the second trading day prior to the date the Amended Warrant is exchanged is $0.25, the Company would be required to pay to the Amended Warrant holder cash in an aggregate amount of $470,599 in addition to issuing the Amended Warrant holder 1,882,395 shares.

In connection with entering into the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated January 8, 2016, with the Investors. The Registration Rights Agreement requires that the Company file with the SEC a registration statement to register for resale the shares of Common Stock issuable upon conversion of the A-1 Preferred Shares (the “A-1 Preferred Conversion Shares”) and the shares of Common Stock issuable upon exercise of the Warrants and the Amended Warrant (collectively, the “Warrant Shares”) by January 23, 2016.

Craig-Hallum Capital Group LLC (the “Placement Agent”) served as the sole placement agent for the Offering. In consideration for services rendered as the Placement Agent in the Offering, the Company (1) paid to the Placement Agent cash commissions equal to approximately $140,000, or 7.0% of the gross proceeds received in the Offering, excluding any proceeds received from Third Security, LLC or any of its affiliates; (2) issued to the Placement Agent, for a price of $50, a five-year warrant to purchase up to 107,527 shares of Common Stock at an exercise price of $1.21 per share (the “Agent Warrant”), which is subject to the same terms as the Warrants except that the Agent Warrant is not exercisable until July 8, 2016 and does not contain the Exchange Right; and (3) reimbursed the Placement Agent for reasonable out-of-pocket expenses, including fees paid to the Placement Agent’s legal counsel, incurred in connection with the Offering, which reimbursable expenses did not exceed $50,000.

Affiliates of Third Security, LLC, which holds more than 10% of the outstanding voting stock of the Company, participated in the Offering. Additionally, Doit L. Koppler II, a director of the Company, is an employee of Third Security, LLC.

The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Amended Warrant and the Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant, the form of Amended Warrant and the form of Agent Warrant, which are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Amended Warrant and the Agent Warrant were made solely for the benefit of the parties to the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Amended Warrant and the Agent Warrant, respectively, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Amended Warrant and the Agent Warrant are incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Amended Warrant and the Agent Warrant, respectively, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The A-1 Preferred Shares, the A-1 Preferred Conversion Shares, the Warrants, the Amended Warrant, the Warrant Shares, the Agent Warrant and the shares of Common Stock issuable upon exercise of the Agent Warrant (collectively, the “Securities”) were offered and sold on January 8, 2016 in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each Investor represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities, as applicable, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

The Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant, the form of Amended Warrant and the form of Agent Warrant are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K and the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 in its entirety. In connection with the Offering, the Company filed the Series A-1 Certificate of Designation with the Secretary of State of the State of Delaware on January 8, 2016, designating 2,365,243 shares of the Company’s Preferred Stock, par value $0.01 per share, as A-1 Preferred and establishing the rights, preferences and privileges of the A-1 Preferred. Generally, the holders of the A-1 Preferred are entitled to vote as a single voting group with the holders of the Common Stock, and the holders of the A-1 Preferred are generally entitled to that number of votes as is equal to the product obtained by multiplying: (1) the number of whole shares of Common Stock into which the A-1 Preferred may be converted as of the record date of such vote or consent, by (2) 0.93, rounded down to the nearest whole number. Initially, every 1.075269 shares of A-1 Preferred will generally be entitled to one vote.

Certain rights of the A-1 Preferred are senior to the rights of the holders of Common Stock. The A-1 Preferred has a liquidation preference equal to its initial price per share, as adjusted for any stock dividends, combinations or splits. The holders of the A-1 Preferred have certain optional conversion rights, and the A-1 Preferred conversion rate is subject to adjustment upon the occurrence of certain events, such as certain stock splits, stock dividends, mergers, consolidations, reorganizations, reclassifications and certain dividends.

The foregoing description of the Series A-1 Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the copy of the Series A-1 Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On January 11, 2016, the Company issued the press release attached hereto as Exhibit 99.1 regarding the Offering.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Series A-1 Convertible Preferred Stock of Transgenomic, Inc., as filed with the Secretary of State of the State of Delaware on January 8, 2016.

4.1	Registration Rights Agreement, by and among Transgenomic, Inc. and the Investors, dated January 8, 2016.

4.2	Form of Warrant, issued by Transgenomic, Inc. to the Investors on January 8, 2016.

4.3	Form of Amended Warrant, issued by Transgenomic, Inc. to an affiliate of an Investor on January 8, 2016.

4.4	Form of Warrant, issued by Transgenomic, Inc. to the Placement Agent on January 8, 2016.

10.1	Securities Purchase Agreement, by and among Transgenomic, Inc. and the Investors, dated January 6, 2016.

99.1	Press Release, dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

	By:	/s/ Paul Kinnon
Paul Kinnon
Chief Executive Officer
Date: January 11, 2016

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Designation of Series A-1 Convertible Preferred Stock of Transgenomic, Inc., as filed with the Secretary of State of the State of Delaware on January 8, 2016.

4.1	Registration Rights Agreement, by and among Transgenomic, Inc. and the Investors, dated January 8, 2016.

4.2	Form of Warrant, issued by Transgenomic, Inc. to the Investors on January 8, 2016.

4.3	Form of Amended Warrant, issued by Transgenomic, Inc. to an affiliate of an Investor on January 8, 2016.

4.4	Form of Warrant, issued by Transgenomic, Inc. to the Placement Agent on January 8, 2016.

10.1	Securities Purchase Agreement, by and among Transgenomic, Inc. and the Investors, dated January 6, 2016.

99.1	Press Release, dated January 11, 2016.